

NASDAQ:CELH

# PROVEN
# PROPRIETARY
# DISRUPTIVE

CELSIUS HOLDINGS, INC.

OCTOBER 2018

INVESTOR PRESENTATION

CELSIUS
LIVE FIT

# SAFE HARBOR STATEMENT


CELSIUS
CELSIUS
CELSIUS
CELSIUS

CELSIUS
LIVE FIT

This presentation may contain statements that are not historical facts and are considered forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements contain projections of Celsius Holdings' future results of operations and/or financial position, or state other forward-looking information. In some cases you can identify these statements by forward-looking words such as "anticipate," "believe," "could," "estimate," "expect," "intend," "may," "should," "will," "would," or similar words. You should not rely on forward-looking statements since Celsius Holdings' actual results may differ materially from those indicated by forward-looking statements as a result of a number of important factors. These factors include, but are not limited to: general economic and business conditions; our business strategy for expanding our presence in our industry; anticipated trends in our financial condition and results of operation; the impact of competition and technology change; existing and future regulations affecting our business; and other risks and uncertainties discussed in the reports Celsius Holdings has filed previously with the Securities and Exchange Commission. Celsius Holdings does not intend to and undertakes no duty to update the information contained in this presentation.

This document includes certain non-GAAP financial measures. Management considers GAAP financial measures as well as such non-GAAP financial information in its evaluation of the Company's financial statements and believes these non-GAAP measures provide useful supplemental information to assess the Company's operating performance and financial position. These measures should be viewed in addition to, and not in lieu of, the Company's diluted earnings per share, operating performance and financial measures as calculated in accordance with GAAP.

# OUR MISSION

Celsius Holdings, Inc. (Nasdaq: CELH), founded in April, 2004, is a global company, with a proprietary, clinically proven formula for flagship brand CELSIUS®.

Our mission - to become the global leader of a branded portfolio which is proprietary, clinically proven or innovative in its category, and offers significant health benefits.


CELSIUS


NO SUGAR • NO PRESERVATIVES
CELSIUS
LIVE FIT
SPARKLING
ORANGE
HEALTHY ENERGY
ACCELERATES METABOLISM
BURNS BODY FAT
0
SUGAR
CLINICALLY PROVEN
DIETARY SUPPLEMENT
12 FL OZ (355 ML)

# BRAND BASICS


CELSIUS
CELSIUS
SPARKLING
CELSIUS
HEAT

CELSIUS
LIVE FIT


NO
SUGAR
HIGH FRUCTOSE CORN SYRUP
ARTIFICIAL COLORS / FLAVORS
ASPARTAME
PRESERVATIVES

# PROVEN FUNCTIONAL ENERGY

## BRAND ADDING CATEGORY VALUE ATTRACTING MILLENNIAL AND HEALTH CONSCIOUS CONSUMERS

- THERMOGENIC
- ACCELERATES METABOLISM
- BURNS BODY FAT
- BURNS CALORIES
- PROVIDES HEALTHY ENERGY
- PROPRIETARY METAPLUS® BLEND

0 SUGAR | GF GLUTEN FREE | KOSHER | NON GMO | VERY LOW SODIUM | VITAMIN INFUSED | CERTIFIED VEGAN VEGAN.ORG



# HOW DOES IT WORK?

CELSIUS' proprietary MetaPlus® formula, including green tea with EGCG, ginger and guarana seed, turns on thermogenesis, a process that boosts your body's metabolic rate.†*

Drinking CELSIUS® prior to fitness activities is proven to energize, accelerate metabolism, burn body fat and calories.†*


NO SUGAR • NO PRESERVATIVES
CELSIUS
LIVE FIT
SPARKLING
ORANGE
HEALTHY ENERGY
ACCELERATES METABOLISM
BURNS BODY FAT
0
SUGAR
CLINICALLY PROVEN
DIETARY SUPPLEMENT
12 FL OZ

†CELSIUS alone does not produce weight loss in the absence of a healthy diet and moderate exercise. In a 10 week clinical study published in the Journal of International Society of Sports Nutrition, with sedentary men and women, the group who drank one CELSIUS per day experienced Significantly Better Results.

*These statements have not been evaluated by the Food & Drug Administration. This product is not intended to diagnose, treat, cure or prevent any disease.

CELSIUS
LIVE FIT

PEER REVIEWED CLINICAL STUDIES VALIDATING CLAIMS

# CLINICAL STUDIES: PROVEN

STUDIES REVIEWED AND APPROVED BY THE NATIONAL ADVERTISING DIVISION (NAD) OF THE ADVERTISING SELF-REGULATORY COUNCIL

**STUDY 1 - OHIO RESEARCH:**
PUBLISHED IN JOURNAL OF INTERNATIONAL SOCIETY OF SPORTS NUTRITION

**STUDY 2 - UNIVERSITY OF OKLAHOMA:**
PUBLISHED IN JOURNAL OF INTERNATIONAL SOCIETY OF SPORTS NUTRITION

**STUDY 3 - UNIVERSITY OF OKLAHOMA:**
PUBLISHED IN JOURNAL OF INTERNATIONAL SOCIETY OF SPORTS NUTRITION

**STUDY 4 - UNIVERSITY OF OKLAHOMA:**
PUBLISHED IN JOURNAL OF INTERNATIONAL SOCIETY OF SPORTS NUTRITION

**STUDY 4 - UNIVERSITY OF OKLAHOMA:**
PUBLISHED IN JOURNAL OF INTERNATIONAL SOCIETY OF SPORTS NUTRITION

**STUDY 5 - UNIVERSITY OF OKLAHOMA:**
PUBLISHED IN JOURNAL OF THE AMERICAN COLLEGE OF NUTRITION

**STUDY 6 - UNIVERSITY OF OKLAHOMA:**
PUBLISHED IN THE JOURNAL OF STRENGTH AND CONDITIONING ASSOCIATION

# BEST FUNCTIONAL DRINK


INNOBEV AWARDS
ZENITH 2018
Best Packaging/ Label Design
Celsius Holdings, Inc
CELSIUS HEAT

## WINNER

CELSIUS HEAT WINS
"BEST PACKAGING DESIGN"
2018 INNOBEV GLOBAL SOFT DRINKS AWARDS BY ZENITH


HEAT
HEAT
HEAT
HEAT
HEAT
HEAT
HEAT



INNOBEV, GLOBAL AWARD WINNER
"BEST FUNCTIONAL DRINK 2017"


Beverage Industry
Beverage
INNOVATION OF THE YEAR

INNOVATION OF THE YEAR
BEVERAGE INDUSTRY
BEST IN ENERGY CATEGORY 2017

# 23 TIME AWARD WINNER

# PRODUCTS
# POSITION
# PLACEMENT
# PROMOTION

*The original marketing mix (Product, Price, Place, and Promotion, or 4 Ps, as originally proposed by marketer and academic E. Jerome McCarthy (1960)*


CELSIUS
LIVE FIT
SPARKLING
CUCUMBER LIME
HEALTHY ENERGY
NATURAL CAFFEINE
ACCELERATES METABOLISM
BURNS BODY FAT
LIVE FIT
0 SUGAR
GF GLUTEN FREE
KOSHER
NON GMO
CERTIFIED VEGAN
VEGAN.ORG

# PIONEERING POSITION: FITNESS DRINK


CELSIUS
SPARKLING

## CELSIUS PIONEERS NEW GROUND

CLINICALLY PROVEN FUNCTION
+
HEALTHY ENERGY

CELSIUS is a **proven Fitness Drink**


CELSIUS
SPARKLING

Consumers are ready for
**ENERGY 2.0**
**(natural & healthy)**

Masses are **leaving artificial or sugary** carbonated soft drinks and other categories in droves

**Sugary Energy Exit is NOW... CELSIUS is here**


MONSTER
ENERGY
ULTRA BLUE
Red Bull
wild berry
hi-ball
ENERGY
SPARKLING ENERGY WATER
RUNA
bai
Bubbles
vitaminwater

CONVENTIONAL ENERGY

HEALTHIER ENERGY

FUNCTIONAL

CELSIUS LIVE FIT

# CELSIUS HEAT POSITION: TRAINER'S GRADE

CELSIUS HEAT is a Carbonated, Proven To Perform, Thermogenic with METAPLUS.

HEAT provides 100mg more caffeine than the original line, + 2,000mg L-Citruline.


CELSIUS
HEAT
CARBONATED PRE-WORKOUT
300mg CAFFEINE
THERMOGENIC
2000mg L-CITRULLINE



FLO RIDA

*Multi-Platinum recording artist FLO RIDA is the brand ambassador kicking off the new PROVEN campaign, a nod to both his work & CELSIUS HEAT's clinical status.*

PROVEN

# BUSINESS STRATEGY

CELSIUS

LIVE FIT

INTRO PRODUCT LAUNCHES → LAUNCH NEW ITEMS & SEED PIPELINES → EXPAND AT RETAIL & CONSUMER MARKETING PUSH → REPEAT (INNOVATE NEW ITEMS)

## CELSIUS ORIGINALS


CELSIUS

## CELSIUS HEAT


CELSIUS
HEAT

## CELSIUS NATURALS


CELSIUS

## CELSIUS ON-THE-GO POWDERS



## INTERNATIONAL

BCAA* - POST WORKOUT / NORDIC REGION ONLY


CELSIUS
BCAA
FLÄDER
SMULTRON
PASSIONS FRUKT

* FIRST DECAFFEINATED SKUS



CELSIUS
LIVE FIT
SPARKLING WATERMELON
HEALTHY ENERGY
ACCELERATES METABOLISM
BURNS BODY FAT

# TOP SELLER ON AMAZON

TOP RATED

"AMAZON'S CHOICE" WHEN SEARCHING HEALTHY ENERGY (ORGANIC)



amazon
FIND A NEW LEVEL
CELSIUS fitness drinks provide a healthy energy boost and are available in sparkling and non-carbonated flavors. Backed by six published clinical trials, CELSIUS is proven to accelerate metabolism and burn body fat. No Preservatives, No Sugar, No Artificial Flavors or Colors, Low in Sodium, Non-GMO, Gluten-free, Certified Vegan/Kosher
CELSIUS
CELSIUS

amazon

CELSIUS was ahead of the curve with its relationship with Amazon. Our brand is on PRIME + Subscribe & Save.

1,757+ LIFETIME REVIEWS, **4.3 STAR RATING** ★★★★★

# CELSIUS BRAND PERFORMANCE VS. CATEGORY

CELSIUS
LIVE FIT

**CELSIUS SIGNIFICANTLY OUTPACING CATEGORY GROWTH RATE**

BRAND CELSIUS **+41.5%**

OUTPACING CATEGORY GROWTH 12.5X

TOTAL SUB-CATEGORY
**$8.5 BILLION**

CATEGORY GROWTH +3.3%
200+ BRANDS

**RANKED 16TH TOP BRAND**
WITH ONLY 9.8 ACV POINTS

LATEST 52 WEEKS ENDING 7.15.2018; SHELF STABLE FUNCTIONAL BEVERAGES; TPL; SPINSSCAN CONVENTIONAL MARKETS TOTAL US – CONVENIENCE

# DISTRIBUTION CHANNELS

SAMPLING OF KEY CUSTOMERS IN EACH CHANNEL

## NATURAL CHANNEL

- The Fresh Market
- Sprouts Farmers Market

## CONVENIENCE

- 7-Eleven
- Circle K
- QuikTrip
- Wawa
- Holiday
- Sunoco
- Tedeschi Food Shops
- RaceTrac
- Casey's General Store

## CONVENTIONAL GROCERY

- Publix
- meijer
- Harris Teeter Neighborhood Food & Pharmacy
- Hannaford
- Food Lion
- Ralphs
- H-E-B
- Giant Eagle
- Kroger
- HyVee
- Mariano's

## FITNESS

- Gold's Gym
- planet fitness
- Crunch
- 24 Fitness
- LA Fitness
- Xsport Fitness
- Barry's Bootcamp
- Equinox
- Anytime Fitness

## MASS MARKET

- Target
- Menards

## VITAMIN SPECIALTY AND DRUG

- The Vitamin Shoppe
- GNC Live Well
- Smoothie King
- CVS pharmacy

## MILITARY

- AAFES Army and Air Force Exchange Service
- NEX Navy Exchange
- MCX Core Brands Corps Value

## VENDING

- Vistar
- canteen
- FirstClassVending

## E-COMMERCE

- amazon
- Walmart.com
- Bodybuilding.com

CELSIUS LIVE FIT

# ROUTE TO MARKET

## SAMPLING OF KEY DISTRIBUTORS AND WHOLESALERS

## SUPPLY CHAIN, DISTRIBUTION / WHOLESALER NETWORK FOUNDATION



unfi

EUROPA

HARALAMBOS BEVERAGE COMPANY

McLANE

MUSCLE FOODS USA

Eby-Brown

KDI Kimball Distributing Incorporated

KeHE DISTRIBUTORS

Bernick's

EAGLE DISTRIBUTING

POLAR

LIPARI

Core-Mark

John Lenore & Co.
YOUR NEW AGE BEVERAGE DISTRIBUTOR

# PLACEMENT: ENERGY, FUNCTIONAL

EACH CHANNEL HAS A DEFINED PLACEMENT STRATEGY.

**CELSIUS IS SOLD AMBIENT AND COLD ACROSS CHANNELS, IN GROCERY OR PHARMACY IN MULTIPACKS. IN FITNESS / EMERGING CHANNELS, COLD.**

CELSIUS
LIVE FIT




CELSIUS


Healthy Savings
ENERGY DRINKS
Free!


CELSIUS
HEAT


TOUGH MUDDER
CELSIUS
LIVE FIT

# PROMOTION

## THE MAKING OF AN ICON

TOUGH MUDDER

PRESENTED BY

CELSIUS


TOUGH MUDDER
CELSIUS

# INCREASING BRAND AWARENESS

CELSIUS
LIVE FIT


CELSIUS
LIVE FIT
CELSIUS
LIVE FIT
CELSIUS
LIVE FIT
SPARKLING

- PARTCIPATED AS A PRESENTING SPONSOR
- OVER 250,000 "TOUGH MUDDER LEGIONEERS" PARTICIPATING + SPECTATORS
- 100 EVENTS IN 33 US CITIES
- MULTIPLE CITIES ACROSS THE US
- SAMPLING TO THE CORE CONSUMERS DURING A CRITICAL USAGE OPPORTUNITY

CELSIUS
LIVE FIT

# CONSUMER ADS – FITNESS TARGETS



PROVEN TO PERFORM
CELSIUS
HEAT
CARBONATED PRE-WORKOUT
300mg CAFFEINE
2000mg L-CITRULLINE
THERMOGENIC
HEALTHY ENERGY
ACCELERATES METABOLISM
BURNS BODY FAT
"I tasted it and loved it. Orangesicle HEAT gives me the energy to last through my training sessions and my performances."
- Multi-Platinum Recording Star, and shareholder, Flo Rida
TOUGH MUDDER

ON TREND FOR
FITNESS LIFESTYLERS



MEET YOUR NEW TRAINING PARTNER
CELSIUS
LIVE FIT
SPARKLING WATERMELON
HEALTHY ENERGY
ACCELERATES METABOLISM
BURNS BODY FAT
#CELSIUSLiveFit | CELSIUS.com
amazon

HONING IN ON TARGET DEMO
WITH KEY BRAND MESSAGING

# GLOBAL EXPANSION

CELSIUS
LIVE FIT


SOCKERFRI
CELSIUS
YOUR ENERGY BOOSTER
ANANAS KOKOS
UTAN KOLSYRA
UTAN KOLSYRA VITAMINBERIKAD
200 MG KOFFEIN
CELSIUS®
RASPBERRY AÇAI
CELSIUS
NON-CARBONATED
ACCELERATES METABOLISM
BURNS MORE CALORIES
HIGH PERFORMANCE POWER
CLINICALLY PROVEN

NORDIC CHINA HONG KONG



# EUROPE DISTRIBUTION PARTNERS


SOCKERFRI
CELSIUS
ANANAS
KOKOS
200 MG KOFFEIN
SOCKERFRI
CELSIUS
BCAA
SMULTRON

PARTNERS WITH DEFINED TERRITORIES WHICH CURRENTLY PROVIDE MARKETING AND SALES SUPPORT WITHIN THEIR TERRITORY.

**ESTABLISHED:**

- SWEDEN - TOP SELLING FITNESS DRINK IN SWEDEN
- FINLAND EXPANSION LAUNCHED IN Q2 2016 ADDS INCREMENTAL GROWTH
- NORWAY LAUNCH ANNOUNCED FEBRUARY OF 2018
- NEW 2ND PRODUCT LINE: CELSIUS BCAA'S, LAUNCHED MARCH 2018

ADDITIONAL INTERNATIONAL OPPORTUNITIES WITH IDENTIFIED DISTRIBUTION PARTNERS











# ASIA DISTRIBUTION PARTNERS


CELSIUS
CELSIUS

PARTNERS WITH DEFINED TERRITORIES WHICH CURRENTLY PROVIDE MARKETING AND SALES SUPPORT WITHIN THEIR TERRITORY.

**ESTABLISHED:**

- HONG KONG LAUNCHED THROUGH A.S. WATSON WATER DISTRIBUTORS IN Q3 2017
- CHINA MARKET LAUNCHED WITH NATIONWIDE DISTRIBUTION THROUGH PARTNERSHIP WITH QIFENG FOOD TECHNOLOGY (BEIJING) CO. LTD., A NATIONAL WHOLESALE DISTRIBUTOR OF FOODS AND BEVERAGES IN Q4 '17
- CHINA PRODUCTION FACILITY OPENED TO SUPPORT ASIAN MARKET

ADDITIONAL OPPORTUNITIES WITH IDENTIFIED DISTRIBUTION PARTNERS






# GEOGRAPHICAL ACCESS

## 18 PROVINCES
## 80+ CITIES

CELSIUS® ALREADY AVAILABLE IN 45 CITIES



Celsius® available
Rest of QF network
China
JILIN
LIAONING
North Kor
Pyongyang
평양
South K
HEBEI
Tianjin
天津
SHANXI
NINGXIA
QINGHAI
SHAANXI
Xi'an
西安
SHANDONG
Yellow Sea
HENAN
ANHUI
SICHUAN
ZHEJIANG
East China Sea
ARUNACHAL PRADESH
GUIZHOU
JIANGXI
NAGALAND
YUNNAN
Taipei
台北市
Taiwan
Myanmar (Burma)
Hanoi
Macau
澳門
Hong Kong

CELSIUS
LIVE FIT

# GO TO MARKET & CHANNEL ACCESS



CELSIUS® AVAILABLE IN **OVER 25,000** POINTS OF DISTRIBUTION THROUGH 147 SUB-DISTRIBUORS

QIFENG MANAGES E-COMMERCE DIRECTLY. ITS NETWORK OF **OVER 500** SUB-DISTRIBUTORS OFFERS ACCESS TO **OVER 40,000** POINTS OF SALES.

NATIONAL



启豐
QIFENG GROUP
JD.COM 京东
REGIONAL
LOCAL

# CONNECTING WITH CONSUMERS





(CHINA)







CELSIUS
LIVE FIT

WORKOUT AND YOGA APPS TOGETHER WITH KEY ACCOUNTS HAVE CONNECTED WITH CHINESE CONSUMERS NATIONALLY.

# CONNECTING WITH CONSUMERS

(CHINA)


CELSIUS



LOCAL RETAILERS OFFER
**DISTRIBUTION ACROSS**
**45 CITIES**
WHILE E-COMMERCE
ADDRESSES AVAILABILITY GAP

# STRATEGY OBJECTIVES AND GROWTH ROADMAP

## TEAM VALUE

- FOCUSED
- DISCIPLINED
- RESULT ORIENTATED
- PURPOSE DRIVEN

## SUPPLY CHAIN

- IMPROVE MARGINS
- DATA ANALYTICS
- OPERATIONAL FOCUS
- TRANSFORM FOR SCALE

## BRAND BUILDING

- BUILD BRAND EQUITY
- INCREASE PORTFOLIO BREATH
- CHANNEL EXPANSION
- ACV GAINS







CELSIUS
LIVE FIT

# CELSIUS FINANCIALS


CELSIUS
SPARKLING
CELSIUS
SPARKLING
CELSIUS
HEAT

CELSIUS
LIVE FIT


CELSIUS
LIVE FIT
SPARKLING
ORANGE
HEALTHY ENERGY*
BURNS BODY FAT*

# KEY TAKE AWAYS

- RESOUNDING CONSUMER DEMAND - TREND FORWARD
- RAPIDLY GROWING REVENUES AND GROSS PROFITS
- EXPANDED PRODUCT OFFERING
- INNOVATIVE PORTFOLIO CAPITALIZING ON HEALTH & WELLNESS TRENDS
- TRANSFORMING OPERATIONS FOR SCALE
- DISCIPLINED DATA DRIVEN TEAM

# INCOME STATEMENT SUMMARY



Revenue
($ in millions)
US
Int.
Total
14
12
10
8
6
4
2
0
Q2 '15
Q3 '15
Q4 '15
Q1 '16
Q2 '16
Q3 '16
Q4 '16
Q1 '17
Q2 '17
Q3 '17
Q4 '17
Q1 '18
Q2 '18



Gross Profit
$1.8
$2.0
$1.5
$1.7
$1.5
$2.8
$2.9
$2.6
$2.4
$4.6
$4.7
$3.8
$4.8
$4.0
Q1 '15
Q2 '15
Q3 '15
Q4 '15
Q1 '16
Q2 '16
Q3 '16
Q4 '16
Q1 '17
Q2 '17
Q3 '17
Q4 '17
Q1 '18
Q2 '18

Six months ended June 30, 2018

- Revenue of $21.4 million, up 32% compared to $16.2 million in the year ago quarter
- 45% growth in North American revenues primarily attributable to double digit growth in existing accounts and new distribution expansion
- European sales decreased 30% as a result of timing of reorders on the core Celsius line
- Asia revenues grew 100% mainly as a result of our initial product line launch in China

Gross profit up 26% through first six Months 2018

- Gross profit was $8.7 million, or 41.0% of revenue, in the six months ended June 30, 2018 compared to $6.9 million, or 42.8% of revenue, for the same period in 2017

# STRONG FINANCIAL RESULTS

CELSIUS

**Net Sales FY17**
(% Change vs PY)



40,000,000
35,000,000
30,000,000
25,000,000
20,000,000
15,000,000
10,000,000
5,000,000
0
+37%
+72%
International
Domestic
Total Revenue

2017 NET SALES TOTALED $36.2 MILLION
NET NON-GAAP ADJUSTED EBITDA* TOTAL $2.7 MILLION
(EXCLUDING NET ASIA INVESTMENTS OF $7.3 MILLION)

**Net Sales YTD June - 2018 By Channel**
(% Change vs PY)



25,000,000
20,000,000
15,000,000
10,000,000
5,000,000
0
+100%
-30%
+45
+32%
Asia
European
North America
Total Revenue

2018 YTD JUNE NET SALES TOTALED $21.4 MILLION
NET NON-GAAP ADJUSTED EBITDA* TOTAL ($120,000) (EXCLUDING NET ASIA INVESTMENTS OF $3.0 MILLION & ONE-TIME CHARGES OF $1.0 MILLION)

**2017 GROSS PROFIT INCREASED 59% TO $15.4 MILLION, AND GROSS MARGIN REMAINED STEADY AT 42.7% IN 2017**

(GROSS PROFIT TOTALED 51.8% EXCLUDING OUTBOUND FREIGHT OF $3.3 MILLION INCLUDED GROSS PROFIT)

* NOTE – "ADJUSTED" FINANCIAL MEASURE ARE NON-GAAP. SEE THE END OF THIS PRESENTATION FOR A RECONCILIATION OF THESE MEASURES TO THE MOST DIRECTLY COMPARABLE GAAP MEASURES.

# STRONG FINANCIAL RESULTS

CELSIUS

Current Assets Q2 '18
Total $24M



30,000,000
25,000,000
20,000,000
15,000,000
10,000,000
5,000,000
0
Prepaids
Inventory
Receivables
Cash
Current Assets

Liabilities Q2 '18
Current $7.7m
LT $3.5m



8,000,000
7,000,000
6,000,000
5,000,000
4,000,000
3,000,000
2,000,000
1,000,000
0
Accounts Payable & Accrued
Accrued Preferred & other
Long Term Debt

AS OF June 30, 2018

- WORKING CAPITAL $16.3 M
- STOCKHOLDERS EQUITY $12.9 M
- SHARES OUTSTANDING 51.0 M

# FOCUS ON DRIVING GROWTH

CELSIUS



CELSIUS

REALIZE PRODUCTIVITY



CELSIUS

MARGIN INNOVATION



HEAT

PORTFOLIO MIX



TRADE OPTIMIZATION

# KEY INVESTORS

CELSIUS
LIVE FIT



Horizons Ventures
维港投资

Horizon Ventures: investment arm of Mr. Li Ka-Shing. Asia's wealthiest individual. Assets include over 15,000 health & beauty retail locations



Rexall Sundown

Former Founder and Chairman of ReXall Sundown Inc. which he built into the world's leading nutritional supplement supplier, sold for $1.8 billion in 2000



baby phat

Celebrity & business mogul (several companies), powerful brand builder & influencer

# MANAGEMENT

PEOPLE = DIFFERENCE MAKERS



**JOHN FIELDLY** – PRESIDENT & CEO

John Fieldly joined Celsius in 2012 and brings extensive consumer goods and financial/operational experience with a track record of driving strong financial performance. Results Driven Executive with over 20 years of broad financial and operational experience with extensive consumer goods background. As Celsius Holdings CEO and former CFO, John has demonstrated a proven track record of driving strong business results and shareholder value. His expertise stems from a strong background in financial leadership and operational expertise with a focus on process and procurement improvement strategies to maximize resources to drive revenue and operational efficiencies. Prior to joining Celsius Holdings in 2012, Fieldly worked with Oragenics, Inc. (OGEN), the world leader in novel antibiotics against infectious disease and proprietary OTC probiotics, specifically designed to enhance oral health for humans and pets. There, Fieldly held responsibility over all aspects of Oragenic's finance functions, including financial planning, public reporting requirements as well as optimizing operational efficiencies and implementing procurement strategies to maximize operations. Building upon his consumer and retailer experience, Mr. Fieldly has previously held leadership roles at Lebhar-Friedman – the B2B leading media and marketing company servicing the retail industry, foodservice, healthcare, and targeted consumer markets for more than 90 years. In that role, Fieldly was responsible for business planning, financial reporting, and overseeing financial operations. Fieldly began his career in retail within the food/drug/mass (FDM) channel through various leadership roles with the Eckerd Corporation. His work included sales training, merchandising, impulse sales strategy and quality control. Fieldly supported the acquisition to CVS in 2004. At the time, Eckerd had more than 2,800 stores nationwide. Mr. Fieldly is a Certified Public Accountant in Florida and a graduate of University of South Florida, where he earned his Bachelor of Science degree in Accounting.



**EDWIN NEGRON-CARBALLO** - CFO

Edwin Negron-Carballo brings over 30 years of financial and operational experience to the organization. His background includes domestic and international experience with work in standardization and implementation of Six Sigma processes, in complex and dynamic environments. He is well versed in USGAAP and IFRS as a Certified Public Accountant and has significant experience in mergers and acquisitions. His impressive and extensive career spans decades of senior financial management experience in major companies such as: Concurrent Manufacturing Solutions, Sodexo, S.A., Tyco Healthcare-Latin America, Energizer Battery, Frito-Lay and K.P.M.G.-Peat Marwick. He was also a Member of the Board of Directors of BAS, S.A., as well as being named as a Top 25 Hispanic Business Corporate Elite. Mr. Negron-Carballo earned an MBA from the John M. Olin School of Business at Washington University in St. Louis, Missouri, and prior, a Bachelor of Science Degree with a major in Accounting, from Louisiana State University in Baton Rouge, LA.



**VANESSA WALKER** - EXECUTIVE VP OF MARKETING & INNOVATION

Ms. Walker has served as EVP of Marketing & Innovation. With over 24 years in beverage and retail, she was former EVP Sales & Marketing, LaCroix Sparkling Water, National Beverage, ('08-'16). She revitalized the MW regional brand, building the marketing and sales infrastructure, strategy and plans. LaCroix became the fastest growing sparkling water in the US ($35m in '08 to +$195m '15, Nielsen), outpacing Nestle owned Perrier & San Pellegrino in all channels of trade. Previous to 2008, Ms. Walker served as Director of Marketing for Big Red of Texas, (2006-2007), before their sale, relaunching Red JAK energy through DPSU. Prior, she was SVP Sales / Marketing, at start up Manhattan Beverage Co., NY, NY. Ms. Walker was also a part of start up IN ZONE Brands Inc., VP National Accounts, as then BellyWashers & TummyTicker brands, grew from $1m to over $90m ('01-'04). She began her career after college with Target Stores, serving as Regional Buyer ('97-01) foods/beverages, and store executive ('94-'97).



**JON MCKILLOP** – SENIOR VICE PRESIDENT OF SALES – NORTH AMERICA

Jon McKillop has been recently promoted to Senior Vice President of Sales for North America, joining the CELH Executive team. Previously McKillop served as Vice President of Sales for the company's non-traditional channels of trade, to include Fitness, Military, Vending, Travel and Food Service. McKillop's career has spanned over 15 years in beverage and consumer packaged goods in both traditional and non-traditional channels of trade. Prior to his arrival at Celsius on May 3, 2016, McKillop served in a variety of management roles at Glanbia Performance Nutrition, a leading company in the branded sports nutrition space, most recently as National Director of Sales for the organizations American Body Building brand. Before that, McKillop held management posts at large corporations Pepsi Americas, Core-Mark International and Keurig. He holds an undergraduate degree in Marketing from Southern Oregon University.

# BOARD OF DIRECTORS

CELSIUS LIVE FIT

A BREADTH OF INDUSTRY, FINANCIAL, & EXECUTIVE MANAGEMENT EXPERTISE

**William H. Milmoe**
CO-CHAIRMAN

- Finance and accounting
- President CDS International Holdings
- Financial career includes roles with: Price Waterhouse, General Cinema Corp, Pepsi, independent bottler

**Kevin Harrington**
DIRECTOR

- New product development
- TV show "Shark Tank" alumni
  Launched over 500 products
  "As seen on TV" infomercial pioneer

**John Fieldly**
DIRECTOR

- Celsius CEO and prior CFO
- Career includes roles with: Oragenics leader in novel antibiotics and proprietary OTC probiotics, Lebhar-Friedman leader in B2B publishing, Eckerd Corporation

**Tony Lau**
CO-CHAIRMAN

- Horizons Ventures
- Asian market expert
- IB professional, M&A

**Nick Castaldo**
DIRECTOR

- Consumer services business
- Chain restaurant, banking and retailing
- Equity Partner and member of the founding management team of *Anthony's Coal Fired Pizza*

**Thomas E. Lynch**
DIRECTOR

- Insurance
- Banking
- Public official

**Hal Kravitz**
DIRECTOR

- Extensive CPG/Beverage career and experience across all business functions
- Chairman, Board of Directors
- Certified Management Group CEO AQUAhydrate
- 30 Year career at the Coca-Cola Company, most recently, President, Glaceau Division

# CELSIUS HOLDINGS, INC.

CELSIUS
LIVE FIT

### COMPANY CONTACTS

John Fieldly, CEO
Celsius Holdings, Inc.
561.276.2239
jfieldly@celsius.com

Edwin Negron, CFO
Celsius Holdings, Inc.
561.900.2351
enegron@celsius.com

### INVESTOR RELATIONS

Cameron Donahue, Partner
Hayden IR
651.653.1854
cameron@haydenir.com

VISIT OUR NEW INVESTOR WEBSITE:
CELSIUSHoldingsINC.COM

# INCOME STATEMENT

CELSIUS

Celsius Holdings, Inc. and Subsidiaries Consolidated Statements of Operations

| | For the three months ended June 30, 2018 | For the three months ended June 30, 2017 | For the six months ended June 30, 2018 | For the six months ended June 30, 2017 |
|---|---|---|---|---|
| Revenue | $ 9,298,327 | $ 10,236,898 | $ 21,358,303 | $ 16,237,327 |
| Cost of revenue | 5,316,508 | 5,670,277 | 12,612,803 | 9,287,900 |
| Gross profit | 3,981,819 | 4,566,621 | 8,745,500 | 6,949,427 |
| Selling and marketing expenses | 4,148,173 | 2,417,812 | 9,747,444 | 4,570,899 |
| General and administrative expenses | 3,140,551 | 1,639,558 | 5,143,206 | 3,702,521 |
| Total operating expenses | 7,288,724 | 4,057,370 | 14,890,650 | 8,273,420 |
| Income (Loss) from operations | (3,306,905) | 509,251 | (6,145,150) | (1,323,993) |
| Other Income (Expense): | | | | |
| Interest expense | (41,753) | (38,478) | (80,012) | (86,534) |
| Total Other Income (Expense) | (41,753) | (38,478) | (80,012) | (86,534) |
| Net Income (Loss) | (3,348,658) | 470,773 | (6,225,162) | (1,410,527) |
| Preferred stock dividend | (43,164) | (91,248) | (125,855) | (181,493) |
| Net income (Loss) available to common stockholders | $ (3,391,822) | $ 379,525 | $ (6,351,017) | $ (1,592,020) |
| Income (Loss) per share: | | | | |
| Basic | $ (0.07) | $ 0.01 | $ (0.13) | $ (0.04) |
| Diluted | $ (0.07) | $ 0.01 | $ (0.13) | $ (0.04) |
| Weighted average shares outstanding: | | | | |
| Basic | 51,003,803 | 44,650,052 | 48,952,357 | 43,234,159 |
| Diluted | 51,003,803 | 56,877,616 | 48,952,357 | 43,234,159 |

# BALANCE SHEET

CELSIUS

| | June 30, 2018 (Unaudited) | December 31, 2017 (1) |
|---|---|---|
| ASSETS | | |
| Current assets: | | |
| Cash | $ 8,495,911 | $ 14,186,624 |
| Accounts receivable, net | 6,624,534 | 6,375,658 |
| Inventories, net | 6,231,029 | 5,305,505 |
| Prepaid expenses and other current assets | 2,674,066 | 1,180,444 |
| Total current assets | 24,025,540 | 27,048,231 |
| Property and equipment, net | 121,057 | 62,642 |
| Total Assets | $ 24,146,597 | $ 27,110,873 |
| LIABILITIES AND STOCKHOLDERS' EQUITY | | |
| Current liabilities: | | |
| Accounts payable and accrued expenses | $ 7,532,328 | $ 6,311,824 |
| Accrued preferred dividend | 168,626 | 133,883 |
| Customer advances and other current liabilities | 38,904 | 17,921 |
| Total current liabilities | 7,739,858 | 6,463,628 |
| Long-term liabilities: | | |
| Note payable-related party | 3,500,000 | 3,500,000 |
| Total Liabilities | 11,239,858 | 9,963,628 |
| Commitments and contingences (note 14) | | |
| Stockholders' Equity: | | |
| Preferred Stock, $0.001 par value; 2,500,000 shares authorized, 2,760 and 6,760 shares issued and outstanding at June 30, 2018 and December 31, 2017 | 3 | 7 |
| Common stock, $0.001 par value; 75,000,000 shares authorized, 51,063,151 and 45,701,593 shares issued and outstanding at June 30, 2018 and December 31, 2017, respectively | 51,063 | 45,702 |
| Additional paid-in capital | 81,226,797 | 79,101,824 |
| Accumulated other comprehensive loss | (59,197) | (39,378) |
| Accumulated deficit | (68,311,927) | (61,960,910) |
| Total Stockholders' Equity | 12,906,739 | 17,147,245 |
| Total Liabilities and Stockholders' Equity | $ 24,146,597 | $ 27,110,873 |

# RECONCILIATION OF NON - GAAP ADJUSTED EBITDA

| | Three months ended June 30, | | Sixth months ended June 30, | |
|---|---|---|---|---|
| | 2018 | 2017 | 2018 | 2017 |
| Net income (loss) available to common stockholders (GAAP measure) | $(3,391,822) | $ 379,525 | $(6,351,017) | $(1,592,020) |
| *Add back:* | | | | |
| Depreciation and amortization expense | 11,695 | 4,441 | 19,648 | 8,674 |
| Net interest expense | 41,753 | 38,478 | 80,012 | 86,534 |
| Preferred stock dividend | 43,164 | 91,248 | 125,855 | 181,493 |
| Stock-based compensation | 1,179,765 | 580,459 | 1,950,627 | 1,362,729 |
| **Non-GAAP Adjusted EBITDA** | $(2,115,445) | $1,094,151 | $(4,174,875) | $ 47,410 |
| Non-recurring one-time charges | | | | |
| Inventory write-down & Label artwork change fees | - | - | - | 194,040 |
| Label artwork change fees | - | - | - | 41,321 |
| CEO recruiting fees | - | 33,333 | 33,333 | 100,000 |
| CEO retirement compensation | - | - | - | 422,659 |
| Legal settlement | 1,019,600 | - | 1,019,600 | - |
| Total non-recurring one-time charges | 1,019,600 | 33,333 | 1,052,933 | 758,020 |
| **Non-GAAP Adjusted EBITDA excluding one-time charges** | **$(1,095,845)** | **$1,127,484** | **$(3,121,942)** | **$ 805,430** |
| Net Asia investment | 834,381 | - | 3,002,432 | - |
| **Net Non-GAAP Adjusted EBITDA excluding net Asia investment*** | **$ (261,464)** | **$1,127,484** | **$ (119,510)** | **$ 805,430** |